SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2004

Peet's Coffee & Tea, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Washington (State of jurisdiction)	0-32233 (Commission File No.)	91-0863396 (IRS Employer Identification No.)

1400 Park Avenue
Emeryville, California 94608-3520
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (510) 594-2100

ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 13, 2004, Peet's Coffee & Tea, Inc. (the "Company") announced via press the planned retirement of Board of Director member, Christopher P. Mottern, effective December 31, 2004. Mr. Mottern indicated his plans to retire at the Company’s regularly scheduled Board of Director’s meeting on December 7, 2004.

ITEM 7.01.    REGULATION FD DISCLOSURE.

A copy of the Company’s press release relating to Mr. Mottern’s planned retirement is furnished herewith as Exhibit 99.1.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 13, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Peet's Coffee & Tea, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peet's Coffee & Tea, Inc.

Dated: December 13, 2004	By:	/s/ Thomas Cawley
Thomas Cawley
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated December 13, 2004.